UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 8, 2004

                            BLACKHAWK BANCORP, INC.
                            -----------------------

             (Exact name of registrant as specified in its charter)

          Wisconsin                     0-18599                39-1659424
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
of incorporation)

           400 Broad Street, Beloit, WI                           53511
           ----------------------------                           -----
      (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE

On October 8, 2004 Blackhawk Bancorp, Inc completed the sale of two branches located in the Illinois communities of Rochelle and Oregon to First National Bank and Trust Company of Rochelle, as first announced in its 8-K filed on June 25, 2004. The branches and the transaction did not have a material financial effect on Blackhawk Bancorp, Inc. Blackhawk's press release issued October 12, 2004, reporting the transaction, is attached as exhibit 99.1

     Exhibit No.              Description
     --------------------------------------------------------------
     99.1                     Press Release issued October 12, 2004

                           *     *     *     *     *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 12, 2004                 BLACKHAWK BANCORP, INC.

                                        /s/Todd J. James
                                        ----------------------------------
                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly authorized officer of the
                                        registrant and principal financial
                                        officer)